Exhibit 10.43

Pepco Holdings, Inc.

Executive and Director Deferred Compensation Plan

2014 Plan Year Salary Election Form – Executive

Please complete and sign this form and send it to the attention of Ned Dove – Rm. 4025 at Edison Place.

Personal Information

Last	First	Middle
Social Security Number		E-mail Address

I elect to participate in the Pepco Holdings, Inc. Executive and Director Deferred Compensation Plan (the “Plan”) with respect to the time period January 1, 2014 to December 31, 2014. I have received a copy of the Plan and understand the terms and conditions of the Plan. I further understand that with respect to the deferral election I have made herein, notwithstanding the terms of the Plan, the following shall apply:

1.	I can only receive the deferrals elected herein in accordance with my election below or, in the case of death or an unforeseen financial emergency; and

2.	I further understand that if I meet the definition of “Specified Employee” under the applicable provisions of the Internal Revenue Code, notwithstanding my election herein, the earliest I can receive my compensation deferred herein that is payable upon a separation from service is six (6) months and one day after my separation from service; and

3.	I cannot change the time or form of my deferral made herein unless

a.	such revised election is not effective for 12 months after it is made;

b.	such revised election if made for a distribution at a specified time or on a fixed schedule is made at least 12 months prior to the first scheduled payment; and

c.	an election to delay a distribution must be for a period of at least five years.

Deferral Election – Base Salary

Please select all that apply.

• Defer Evenly Throughout the Year (no matching credits)	I hereby elect to defer % of my Base Salary paid each pay period in 2014. I understand that none of my deferrals under this deferral option will be credited with matching contributions.

• Defer to Obtain Missed Matching Contributions in 401(k) Plan

I hereby elect to defer 6% of my Base Salary to the extent (if any) that my Base Salary exceeds $260,000. My deferrals under this option will be matched with credits in my Plan account based on the matching contribution formula in the 401(k) plan in which I participate.

I understand that this deferral option is intended to provide an amount of deferrals necessary to obtain matching contributions that the Internal Revenue Code prevents from being made under the 401(k) plan. However, my deferrals under this deferral option will be made without regard to any election I actually make (or do not make) under the 401(k) Plan.

• Non-Participation	I elect not to defer any portion of my Base Salary in the 2014 Plan Year.

Pepco Holdings, Inc. Executive and Director Deferred Compensation Plan

2014 Plan Year Salary Election Form – Executive

Benefit Payout Election

I elect to have the above-referenced deferred amounts paid to me beginning (check one):

•	(i) on the first day of the month following my separation from service.

•	(ii) on January 31 of the calendar year following my separation from service.

•	(iii) on January 31 of the calendar year following the later of my attainment of age or separation from service.

•	(iv) on January 31 of (Note: The designated year may not be earlier than 2016).

Manner of Payment

Benefits deferred under the Plan shall be paid to me (or, if applicable, my beneficiary) in the following manner (check one). Note that recent changes to the tax law may require that payments to an executive who is a “Specified Employee” be delayed for a period of six (6) months and one day following the executive’s termination of employment:

•	a lump sum.

•	annual installments over (2-15) years.

•	monthly installments over (24-180) months.

I further recognize that nothing contained herein or in the Plan shall be construed as a contract of employment between me and Pepco Holdings, Inc., as a right to continue employment or as a limitation of Pepco Holdings, lnc.’s right of discharge. In addition, Pepco Holdings, Inc. and its subsidiaries reserve the right to amend or terminate its employee benefit plans, including this Plan, at any time, subject to the terms of those plans.

I understand that if I die during active service, my beneficiary shall receive an amount equal to two times my account balance resulting from deferrals under this agreement.

Pepco Holdings, Inc. Executive and Director Deferred Compensation Plan

2014 Plan Year Salary Election Form – Executive

Asset Allocation Election

I elect to allocate my new deferrals to the following Measurement Funds (percentage total must equal 100%):

Prudential Conservative Balanced	%
Prudential Flexible Managed	%
Prudential Money Market	%
Prudential Government Income	%
Prudential Diversified Bond	%
Prudential High Yield Bond	%
Prudential Value	%
American Century VP Value	%
Prudential Stock Index	%
Prudential Equity	%
Prudential Jennison	%
MFS VIT Growth	%
Janus Aspen Janus Portfolio	%
Prudential Small Capitalization Stock	%
Prudential Global	%
T. Rowe Price International Stock	%
Prudential Natural Resources	%
Prime Rate Fund	%

Total	100%

Please note that these elections affect future deferrals only. To change your current allocations, please log onto your account at plandestination.com.

Acknowledged & Accepted as of the Date Indicated (Please Sign Below)

Signature of Participant	Date

Signature of Committee Member	Date

Pepco Holdings, Inc.

Executive and Director Deferred Compensation Plan

Salary Beneficiary Designation – Executive

Please complete and sign this form and send it to the attention of Ned Dove – Rm. 4025 at Edison Place.

Personal Information

Last	First	Middle	Social Security Number

I hereby designate the following Beneficiary(ies) to receive any benefit payable under the Plan by reason of my death, as provided in the Plan document.

Primary Beneficiary(ies) (Whole percentages only and must total 100%)

Beneficiary Name	Percentage
Relationship to Participant	Social Security Number

Beneficiary Name	Percentage
Relationship to Participant	Social Security Number

Beneficiary Name	Percentage
Relationship to Participant	Social Security Number

Contingent Beneficiary(ies) (Whole percentages only and must total 100%)

Beneficiary Name	Percentage
Relationship to Participant	Social Security Number

Beneficiary Name	Percentage
Relationship to Participant	Social Security Number

Pepco Holdings, Inc. Executive and Director Deferred Compensation Plan

Salary Beneficiary Designation – Executive

Spousal Consent

I,                     , am the spouse of                     . I acknowledge that my spouse has named someone other than me as a Primary Beneficiary of the survivor benefit under the Pepco Holdings, Inc. Executive and Director Deferred Compensation Plan, and I hereby approve of that designation. I agree that the designation shall be binding upon me with the same effect as if I had personally executed said designation.

Signature of Spouse	Date

•	Check the box if you are not married and thus the “Spousal Consent” does not apply.

Please Sign Below

This Beneficiary Designation Form is effective until the participant files another such designation.

Signature of Participant	Date

Pepco Holdings, Inc.

Executive and Director Deferred Compensation Plan

2014 Plan Year Incentive Compensation Election Form – Executive

Please complete and sign this form and send it to the attention of Ned Dove – Rm. 4025 at Edison Place.

Personal Information – the “Participant”

Last	First	Middle

Social Security Number	E-mail Address

I elect to participate in the Pepco Holdings, Inc. Executive and Director Deferred Compensation Plan (the “Plan”) with respect to the time period January 1, 2014 to December 31, 2014. I have received a copy of the Plan and understand the terms and conditions of the Plan. I further understand that with respect to the deferral election I have made herein, notwithstanding the terms of the Plan, the following shall apply:

1.	I can only receive the deferrals elected herein in accordance with my election below or, in the case of death or an unforeseen financial emergency; and

2.	I further understand that if I meet the definition of “Specified Employee” under the applicable provisions of the Internal Revenue Code, notwithstanding my election herein, the earliest I can receive my compensation deferred herein that is payable upon a separation from service is six (6) months and one day after my separation from service; and

3.	I cannot change the time or form of my deferral made herein unless
a.	such revised election is not effective for 12 months after it is made;
b.	such revised election if made for a distribution at a specified time or on a fixed schedule is made at least 12 months prior to the first scheduled payment; and
c.	an election to delay a distribution must be for a period of at least five years.

Deferral Election – Incentive Compensation

In the event that an incentive award becomes payable to me for the 2014 Plan Year, I hereby irrevocably elect:

•	that % of the award is to be paid in a lump sum upon determination of the award.

•	that % of the award is to be deferred.

Pepco Holdings, Inc. Executive and Director Deferred Compensation Plan

2014 Plan Year Incentive Compensation Election Form – Executive

Benefit Payout Election

I elect to have the above-referenced deferred amounts paid to me beginning (check one):

•	(i) on the first day of the month following my separation from service.

•	(ii) on January 31 of the calendar year following my separation from service.

•	(iii) on January 31 of the calendar year following the later of my attainment of age or separation from service.

•	(iv) on January 31 of (Note: The designated year may not be earlier than 2016).

Manner of Payment

Benefits deferred under the Plan shall be paid to me (or, if applicable, my beneficiary) in the following manner (check one). Note that recent changes to the tax law may require that payments to an executive who is a “Specified Employee” be delayed for a period of six (6) months and one day following the executive’s termination of employment:

•	a lump sum.

•	annual installments over (2-15) years.

•	monthly installments over (24-180) months.

I further recognize that nothing contained herein or in the Plan shall be construed as a contract of employment between me and Pepco Holdings, Inc., as a right to continue employment or as a limitation of Pepco Holdings, Inc.’s right of discharge.

I understand that if I die during active service, my beneficiary shall receive an amount equal to two times my account balance resulting from deferrals under this agreement.

Pepco Holdings, Inc. Executive and Director Deferred Compensation Plan

2014 Plan Year Incentive Compensation Election Form – Executive

Asset Allocation Election

I elect to allocate my new deferrals to the following Measurement Funds (percentage total must equal 100%):

Prudential Conservative Balanced	%
Prudential Flexible Managed	%
Prudential Money Market	%
Prudential Government Income	%
Prudential Diversified Bond	%
Prudential High Yield Bond	%
Prudential Value	%
American Century VP Value	%
Prudential Stock Index	%
Prudential Equity	%
Prudential Jennison	%
MFS VIT Growth	%
Janus Aspen Janus Portfolio	%
Prudential Small Capitalization Stock	%
Prudential Global	%
T. Rowe Price International Stock	%
Prudential Natural Resources	%
Prime Rate Fund	%

Total	100%

Please note that these elections affect future deferrals only. To change your current allocations, please log onto your account at plandestination.com.

I have been designated as a participant in the Pepco Holdings, Inc. Amended and Restated Executive Incentive Compensation Plan (the “EICP”) for the 2014 Plan Year. I have received a copy of the Plan and the EICP, and understand the terms and conditions of the Plan and the EICP, all of which are hereby incorporated into this agreement.

Acknowledged & Accepted (Please Sign Below)

Signature of Participant	Date

Signature of Committee Member	Date

Pepco Holdings, Inc.

Executive and Director Deferred Compensation Plan

Incentive Compensation Beneficiary Designation – Executive

Please complete and sign this form and send it to the attention of Ned Dove – Rm. 4025 at Edison Place.

Personal Information

Last	First	Middle	Social Security Number

I hereby designate the following Beneficiary(ies) to receive any benefit payable under the Plan by reason of my death, as provided in the Plan document.

Primary Beneficiary(ies) (Whole percentages only and must total 100%)

Beneficiary Name	Percentage
Relationship to Participant	Social Security Number

Beneficiary Name	Percentage
Relationship to Participant	Social Security Number

Beneficiary Name	Percentage
Relationship to Participant	Social Security Number

Contingent Beneficiary(ies) (Whole percentages only and must total 100%)

Beneficiary Name	Percentage
Relationship to Participant	Social Security Number

Beneficiary Name	Percentage
Relationship to Participant	Social Security Number

Pepco Holdings, Inc. Executive and Director Deferred Compensation Plan

Incentive Compensation Beneficiary Designation – Executive

Spousal Consent

I,                     , am the spouse of                     . I acknowledge that my spouse has named someone other than me as a Primary Beneficiary of the survivor benefit under the Pepco Holdings, Inc. Executive and Director Deferred Compensation Plan, and I hereby approve of that designation. I agree that the designation shall be binding upon me with the same effect as if I had personally executed said designation.

Signature of Spouse	Date

•	Check the box if you are not married and thus the “Spousal Consent” does not apply.

Please Sign Below

This Beneficiary Designation Form is effective until the participant files another such designation.

Signature of Participant	Date